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MACDERMID  INCORPORATED  NEWSLINE
WATERBURY,  CT  06720-9984
TEL  (203)  575-5700


                              EARNINGS ANNOUNCEMENT
                             WATERBURY, CONNECTICUT
                                 AUGUST 5, 2003
                              FOR IMMEDIATE RELEASE

             SECOND QUARTER DILUTED EARNINGS PER SHARE $0.38 UP 27%
                          OWNER EARNINGS $23.9 MILLION


MacDermid, Incorporated, a worldwide manufacturer of proprietary specialty chemical products and materials for the electronics, metal finishing and graphic arts industries, today reports earnings for its quarter ended June 30, 2003.

QUARTER  ENDED  JUNE  30,  2003  COMPARED  TO  JUNE  30,  2002
Earnings for the second quarter were $12.1 million or $0.38 per share compared to $9.7 million, $0.30 per share in the prior year quarter. Proprietary sales of $143.5 million decreased by 1% or $1.7 million, and total sales were $175.7 down $1.0 million or 0.6%. Favorable currency exchange rates aided total sales by $14.6 million, proprietary sales by $9.6 million, and earnings by $1.2 million or $0.02 per share. Owner Earnings, a measure of free cash flow, were $23.9 million.

QUARTER ENDED JUNE 30, 2003 COMPARED TO QUARTER ENDED MARCH 31, 2003 Diluted earnings per share were $0.38 for the quarter ended June 2003 compared to the previous sequential quarter of $0.36. Proprietary sales were higher by $2.8 million but were assisted by favorable currency exchange rates to the extent of $3.0 million. Total sales increased by $3.3 million (2%) but were aided by $4.4 million in currency translation.

CORPORATE  OFFICER  APPOINTED
MacDermid  announced  Mr.  Salim  Haji  has joined the Company as Vice President
Strategic Planning and Development. Mr. Haji will bring his considerable experience to help organize top line growth initiatives. Prior to joining
MacDermid Mr. Haji was a Vice President and Partner at Mercer Management Consulting, based in Washington, DC, where his focus was on strategy engagements across a variety of industries. Last year, Mr. Haji was a Visiting Fulbright Professor of Business Strategy in Tanzania, where he lectured in the MBA program at the Institute of Finance Management, the country's leading business school.

DAN LEEVER, CHAIRMAN AND CEO STATED, "We are gratified to report continued solid performance in light of difficult end markets that show no signs of improvement. We are continuing to emphasize cash flow and are reasonably satisfied with the $23.9 million in owner earnings. We are not satisfied with the progress in working capital management and will continue to emphasize this key metric. In the quarter we acquired 1.350 million of our shares from Citigroup Venture Capital (CVC) for $30.5 million or $22.60 per share. We have an option agreement to acquire CVC's remaining 0.852 million shares at a price not to exceed $25 per share or about $22 million before early November. Our confidence in the ability to generate cash, and the improved tax efficiency of dividends has caused us to raise our dividend by 50% to $0.03 per quarter or $0.12 per annum. Our Board of Directors will continue to review our dividend policy in view of these new circumstances.

The appointment of Mr. Haji illustrates the importance we place on reestablishing revenue growth. He will work closely with our businesses to insure we properly organize to take advantage of "game changing" technology breakthroughs. We are committed to winning by innovation. Salim will help us improve the internal systems to take maximum advantage of our planned increases in R&D and market development.

Our third quarter is seasonally slow for us. Summer plant shut downs at our customers especially in Europe should have the effect of slowing underlying volume. Other than the seasonal weakness we are very optimistic about the future especially compared to certain competitors whose continuous retrenchment is creating opportunities for us".

NOTE:
Owner Earnings is calculated as Net Cash flows provided by operating activities (GAAP definition) less net capital expenditures. This press release and additional financial information together with our reconciliation of GAAP to Non-GAAP numbers are available on our website.

Website:  http://www/macdermid.com


                         MACDERMID,  INCORPORATED


                         NYSE  -  MRD
                         CUSIP  554273  10  2

   AUGUST  5,  2003

THIS REPORT AND OTHER CORPORATION REPORTS AND STATEMENTS DESCRIBE MANY OF THE POSITIVE FACTORS AFFECTING THE CORPORATION'S FUTURE BUSINESS PROSPECTS. INVESTORS SHOULD ALSO BE AWARE OF FACTORS WHICH COULD HAVE A NEGATIVE IMPACT ON THOSE PROSPECTS. THESE INCLUDE POLITICAL, ECONOMIC OR OTHER CONDITIONS SUCH AS CURRENCY EXCHANGE RATES, INFLATION RATES, RECESSIONARY OR EXPANSIVE TRENDS, TAXES AND REGULATIONS AND LAWS AFFECTING THE BUSINESS; COMPETITIVE PRODUCTS, ADVERTISING, PROMOTIONAL AND PRICING ACTIVITY; THE DEGREE OF ACCEPTANCE OF NEW PRODUCT INTRODUCTIONS IN THE MARKETPLACE; TECHNICAL DIFFICULTIES WHICH MAY ARISE WITH NEW PRODUCT INTRODUCTIONS; AND THE DIFFICULTY OF FORECASTING SALES AT CERTAIN TIMES IN CERTAIN MARKETS.

MACDERMID,  INCORPORATED
CONDENSED  CONSOLIDATED  SUMMARY  OF  EARNINGS



$inThousands, except share
and per share amounts
                                                                               Three
                                                   Three                       Months        Six
                                                   Months        Ended         Ended         Months        Ended
                                                   Jun. 30th     Jun. 30th     Mar. 31st     Jun. 30th     Jun. 30th
                                                          2003          2002          2003          2003          2002
                                                   ------------  ------------  ------------  ------------  ------------

Proprietary Sales . . . . . . . . . . . . . . . .  $   143,546   $   145,211   $   140,777   $   284,324   $   282,285
Other Sales . . . . . . . . . . . . . . . . . . .       32,193        31,511        31,653        63,845        61,393
                                                   ------------  ------------  ------------  ------------  ------------
Total Net Sales . . . . . . . . . . . . . . . . .  $   175,739   $   176,722   $   172,430   $   348,169   $   343,678
                                                   ------------  ------------  ------------  ------------  ------------
Gross Profit. . . . . . . . . . . . . . . . . . .       75,915        75,970        74,250       150,165       145,391
  GP %. . . . . . . . . . . . . . . . . . . . . .         43.2%         43.0%         43.1%         43.1%         42.3%

Selling,Technical,Administrative Expense. . . . .       49,354        51,322        49,122        98,476        98,385

-----------------------------------------------------------------------------------------------------------------------
  subtotal operating profit before amortization
                                                   ------------  ------------  ------------  ------------  ------------
     or special charges . . . . . . . . . . . . .       26,561        24,648        25,128        51,689        47,006
  OP %. . . . . . . . . . . . . . . . . . . . . .         15.1%         13.9%         14.6%         14.8%         13.7%
-----------------------------------------------------------------------------------------------------------------------

Amortization. . . . . . . . . . . . . . . . . . .          852         1,570           770         1,622         3,138
                                                   ------------  ------------  ------------  ------------  ------------
Operating Profit (Loss) . . . . . . . . . . . . .       25,709        23,078        24,358        50,067        43,868

Other (Income) Expense, net . . . . . . . . . . .         (142)          360          (348)         (490)          553
Interest Expense, net . . . . . . . . . . . . . .        8,013         8,607         7,696        15,709        17,667
                                                   ------------  ------------  ------------  ------------  ------------

Earnings (Loss) before Income Taxes
   and Minority Interest. . . . . . . . . . . . .       17,838        14,111        17,010        34,848        25,648
Income Tax (Expense) Benefit. . . . . . . . . . .       (5,708)       (4,169)       (5,444)      (11,152)       (8,208)
Minority Interest . . . . . . . . . . . . . . . .            0          (269)            0             0          (435)

                                                   ------------  ------------  ------------  ------------  ------------
Net Earnings (Loss) . . . . . . . . . . . . . . .  $    12,130   $     9,673   $    11,566   $    23,696   $    17,005
                                                   ============  ============  ============  ============  ============

Diluted Earnings (Loss) Per Share . . . . . . . .  $      0.38   $      0.30   $      0.36   $      0.74   $      0.52

Diluted Average Common Shares
Outstanding . . . . . . . . . . . . . . . . . . .   31,720,959    32,514,702    32,467,172    32,091,145    32,503,828


MACDERMID,  INCORPORATED
SALES  AND  MARGINS  BY  REGION



$inThousands
                      Three        Months  Ended        Three  Months       Ended  Six          Months  Ended
                      Jun. 30th            Jun. 30th           Mar. 31st           Jun. 30th            Jun. 30th
                            2003                 2002                2003                2003                 2002
                      -----------          -----------         -----------         -----------          -----------

AMERICAS
Sales. . . . . . . .  $   67,148           $   77,104          $   68,517          $  135,665           $  153,167
Operating Profit * .  $   12,363           $   12,334          $   10,906          $   23,269           $   23,884
OP % . . . . . . . .        18.4%                16.0%               15.9%               17.2%                15.6%

EUROPE
Sales. . . . . . . .  $   76,817           $   70,744          $   74,464          $  151,281           $  136,136
Operating Profit * .  $    7,867           $    7,815          $    8,165          $   16,032           $   14,788
OP % . . . . . . . .        10.2%                11.0%               11.0%               10.6%                10.9%

ASIA
Sales. . . . . . . .  $   31,774           $   28,874          $   29,449          $   61,223           $   54,375
Operating Profit * .  $    6,331           $    4,499          $    6,057          $   12,388           $    8,334
OP % . . . . . . . .        19.9%                15.6%               20.6%               20.2%                15.3%

CONSOLIDATED TOTAL
Sales. . . . . . . .  $  175,739           $  176,722          $  172,430          $  348,169           $  343,678
Operating Profit * .  $   26,561           $   24,648          $   25,128          $   51,689           $   47,006
OP % . . . . . . . .        15.1%                13.9%               14.6%               14.8%                13.7%


MACDERMID,  INCORPORATED
SALES  AND  MARGINS  BY  GROUP



$inThousands
                              Three        Months  Ended        Three  Months       Ended  Six          Months  Ended
                              Jun. 30th            Jun. 30th           Mar. 31st           Jun. 30th            Jun. 30th
                                    2003                 2002                2003                2003                 2002
                              -----------          -----------         -----------         -----------          -----------

ADVANCED SURFACE FINISHING
Sales. . . . . . . . . . . .  $   84,256           $   80,558          $   83,814          $  168,070           $  158,989
Operating Profit * . . . . .  $   13,204           $   10,806          $   12,901          $   26,105           $   20,898
OP % . . . . . . . . . . . .        15.7%                13.4%               15.4%               15.5%                13.1%

PRINTING SOLUTIONS
Sales. . . . . . . . . . . .  $   69,693           $   73,498          $   67,833          $  137,526           $  141,851
Operating Profit * . . . . .  $   13,081           $   12,554          $   12,259          $   25,340           $   23,822
OP % . . . . . . . . . . . .        18.8%                17.1%               18.1%               18.4%                16.8%

ELECTRONICS MANUFACTURING
Sales. . . . . . . . . . . .  $   21,790           $   22,666          $   20,783          $   42,573           $   42,838
Operating Profit * . . . . .  $      276           $    1,288                ($32)         $      244           $    2,286
OP % . . . . . . . . . . . .         1.3%                 5.7%               -0.2%                0.6%                 5.3%

CONSOLIDATED TOTAL
Sales. . . . . . . . . . . .  $  175,739           $  176,722          $  172,430          $  348,169           $  343,678
Operating Profit * . . . . .  $   26,561           $   24,648          $   25,128          $   51,689           $   47,006
OP % . . . . . . . . . . . .        15.1%                13.9%               14.6%               14.8%                13.7%



 *  before  amortization  or  special  charges.

MACDERMID,  INCORPORATED
CONDENSED  CONSOLIDATED  BALANCE  SHEETS



$inThousands
                                            Jun. 30th             Mar. 31st             Dec. 31st
                                                  2003                  2003                  2002
                                            -----------           -----------           -----------


Cash and Equivalents                        $   38,303            $   46,634            $   32,019
Accounts Receivable, net                       146,706               141,277               142,806
Inventories, net                                91,965                85,952                85,738
Other Current Assets                            28,955                26,432                28,055
                                            -----------           -----------           -----------
                                               305,929               300,295               288,618

Property, Plant & Equipment, net.              129,879               130,018               132,581
Goodwill                                       194,200               194,200               194,200
Intangibles                                     31,095                31,600                31,825
Other Long Lived Assets                         58,691                58,961                60,669
                                            -----------           -----------           -----------
TOTAL ASSETS                                $  719,794            $  715,074            $  707,893


Payables and Accruals                       $  147,348            $  132,032            $  137,754
Short Term Debt                                  9,132                 9,459                11,354
Long Term Debt                                 312,216               311,586               311,813
Other Long Term Liabilities                     27,017                26,542                26,361
Minority Interest                                2,873                 2,873                 2,873
Temporary Equity                                21,293                     -                     -
Shareholders' Equity                           199,915               232,582               217,738
                                            -----------           -----------           -----------
TOTAL LIABILITIES &
SHAREHOLDERS'EQUITY                         $  719,794            $  715,074            $  707,893

Debt to Total Capital                               59%                   58%                   60%



MACDERMID,  INCORPORATED
CONDENSED  CONSOLIDATED  SUMMARY  OF  CASH  FLOWS



                                                                Three
                                      Three                    Months         Six
                                   Months       Ended        Ended        Months       Ended
$INTHOUSANDS. . . . . . . . . . .  Jun. 30th    Jun. 30th    Mar. 31st    Jun. 30th    Jun. 30th
                                         2003         2002         2003         2003         2002
                                   -----------  -----------  -----------  -----------  -----------


Net Income (Loss) . . . . . . . .  $   12,130   $    9,673   $   11,566   $   23,696   $   17,005

Depreciation. . . . . . . . . . .       5,357        5,409        5,246       10,603       10,700
Amortization. . . . . . . . . . .         852        1,570          770        1,622        3,138
Provision for Bad Debt. . . . . .         890        2,470        1,789        2,679        3,991
Stock Compensation
Expense . . . . . . . . . . . . .       1,154          815        1,031        2,185        1,544
Working Capital changes . . . . .       5,203       17,139       (1,005)       4,198       13,575
Impairment Charges. . . . . . . .           -            -            -            -            -
                                   -----------  -----------  -----------  -----------  -----------
Cash from Operations. . . . . . .      25,586       37,076       19,397       44,983       49,953

Capital Spending (Net). . . . . .      (1,722)      (1,124)        (979)      (2,701)      (2,280)

                                   -----------  -----------  -----------  -----------  -----------
OWNER EARNINGS. . . . . . . . . .  $   23,864   $   35,952   $   18,418   $   42,282   $   47,673

Dividends to Shareholders . . . .        (620)        (645)        (646)      (1,266)      (1,290)
Increase/(Decrease) in Debt . . .      (2,022)     (34,698)      (3,570)      (5,592)     (48,313)
Treasury Shares . . . . . . . . .     (30,510)        (103)          50      (30,460)        (103)
Currency Translation/Other. . . .         957          773          363        1,320          659
                                   -----------  -----------  -----------  -----------  -----------

Increase/(Decrease) in Cash . . .     ($8,331)  $    1,279   $   14,615   $    6,284      ($1,374)
                                   ===========  ===========  ===========  ===========  ===========


--------------------------------------------------------------------------------------------------
**Note:  Pro forma owner
             earnings adjusted

             For semi-annual
             bond interest
             payments
             would have been as
             would  have  been  as
                          follows:     $16,964      $29,052     $25,318      $42,282       $47,673
                                   ===========  ===========  ===========  ===========  ===========
--------------------------------------------------------------------------------------------------
